Exhibit 99.1

PROLONG INTERNATIONAL CORPORATION

CONTACT:

Prolong International Corporation

Thomas C. Billstein, 949-587-2700 (Investor Relations)

For Immediate Release

PROLONG INTERNATIONAL APPOINTS

ANTHONY J. AZAVEDO, CPA, TO BOARD OF DIRECTORS

Irvine, CA., June 11 2003 – Prolong International Corporation (AMEX: PRL), (http://www.prolong.com), a technology driven consumer products holding company and parent of Prolong Super Lubricants, Inc., manufacturer and marketer of patented consumer automotive, commercial/industrial and household products, is pleased to announce that Anthony J. Azavedo, CPA, has been appointed to its Board of Directors.

Mr. Azavedo is a certified public accountant and financial advisor and has been engaged in private practice supervising accounting and tax matters for businesses and sole proprietors in Orange County, California for more than twenty years. An entrepreneur, Mr. Azavedo has developed his own Irvine, California, accounting and tax practice to include several hundred clients.

“We are pleased that such an accomplished businessman, who has practical experience in so many strategically important areas, has joined our Board. We are confident that his proven financial experiences will assist us in meeting our goals,” said Elton Alderman, Chairman, CEO and President. Mr. Azavedo fills an existing vacancy on the Board and will serve on the Audit Committee.

“Public companies are structuring their Board of Directors to ensure compliance with the recently enacted Sarbanes-Oxley Act,” said Thomas Billstein, Chief Operating Officer. “Mr. Azavedo is familiar with the reporting requirements of publicly traded companies and his broad accounting and tax experience will be especially useful in serving on the Board’s Audit Committee. We feel his experience will further strengthen the integrity of our public reporting.”

“I am looking forward to the opportunity to assist Prolong in meeting and exceeding its business goals and objectives in future years,” Mr. Azavedo said.

Prolong International Corporation (AMEX: PRL), a consumer products holding company headquartered in Irvine, California, through its operating subsidiaries, manufactures, markets and distributes a complete line of patented lubricant and proprietary automotive, commercial/industrial and household products. The Company’s products are marketed and sold under the brand name Prolong Super Lubricants® and are used in consumer, automotive and industrial applications. Prolong products are sold throughout the United States at major chain stores and auto retailers and in international markets. More information about Prolong International Corporation and its products can be obtained at http://www.prolong.com.

Forward-Looking Statements

Certain statements in this news release that relate to financial results, projections, future plans, events, or performance, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and involve significant risks and uncertainties, including, but not limited to, the following: competition, cost of components, product concentration and risk of declining selling prices. The words “estimate,” “project,” “potential,” “intended,” “expect,” “anticipate,” “believe” and similar expressions or words are intended to identify forward-looking statements. The Company’s actual results could differ materially from those anticipated in such forward-looking statements as a result of a number of factors and conditions. These risks and uncertainties, and certain other related factors, are discussed in the Company’s Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s objectives or plans will be achieved. These forward-looking statements are made as of the date of this release and the Company assumes no obligation to update such forward-looking statements.